Exhibit 99.1

2025 Refinancing Proposal

	Last Company Proposal	Last Bondholder AHG Proposal
Form	• New Senior Secured 2L Debt in the form of Notes, with 144A, Reg S, and IAI CUSIP (the "New Senior Secured 2L Notes")	• Same
Commitment	• Each member of the Bondholder AHG will enter into a Transaction Support Agreement ("TSA") pursuant to which, among other customary agreements, each member will agree to: ○ Exchange all of the 6.00% Senior Notes due 2025 (the "Existing 2025 Notes") held by them for New Senior Secured 2L Notes (with the related exchange offer (the "2025 Notes Exchange Offer") to be made to all holders of the Existing 2025 Notes); ○ Provide customary "exit consents" with respect to the Existing 2025 Notes indenture; and ○ Provide consents under the 8.25% Senior Notes due 2027, 5.00% Senior Notes due 2027, 7.125% Senior Notes due 2028, and 4.75% Senior Secured Notes due 2028 (together, the "Longer-Dated Notes"), and under the Senior Secured Term Loan due 2026 (the "2026 TL"), as may be reasonably necessary or advisable to ensure consummation of the transactions contemplated by this proposal	• Funded by existing Bondholder AHG to refinance the Existing 2025 Notes
Issuer	• CommScope, LLC	• Same
Guarantors	• CommScope Holding Company, Inc. ("Holdings") together with each guarantor under the Senior Secured Term Loan	• Same
Amount	• An amount equal to the Existing 2025 Notes accepted for exchange in the 2025 Notes Exchange Offer	• An amount equal to the total outstanding principal amount of Existing 2025 Notes as of the close of the transaction
Maturity	• Five years from closing; illustratively September 30, 2029	• Same
Security	• Perfected second lien on collateral that currently secures the Term/Notes Priority Collateral and the ABL Priority Collateral[1]	• Perfected, second priority lien on collateral that currently secures the existing Senior Secured Term Loan, the 6.00% Senior Secured Notes due 2026, and the 4.75% Senior Secured Notes due 2029 (collectively with the 6.00% Senior Secured Notes due 2026, the "Existing Senior Secured Notes", and collectively with the Senior Secured Term Loan and 6.00% Senior Secured Notes due 2026 the "Existing Senior Secured Debt") on a second priority basis (collectively, the "Term/Notes Priority Collateral"[2], and • Third lien on collateral that currently secures the ABL facility on a first priority basis and among the Existing Senior Secured Debt on a second priority basis (such collateral, the "ABL Priority Collateral")
Intercreditor Rights	• Customary 1L/2L intercreditor agreement to be entered into	• Same
Interest Rate	• 10.5% interest rate payable in cash semiannually	• Same

1. Note to AHG: This language is intended to correct a misunderstanding of lien priority as between the term loan and ABL, and to clarify that a true second lien would sit behind the ABL on the fixed asset collateral as well as the current asset collateral.
2. May require ABL consent, subject to review of existing intercreditor agreements

2025 Refinancing Proposal (cont'd)

	Last Company Proposal	Last Bondholder AHG Proposal
OID	• 3.0%	• 5.0%
Call Protection	• NC2 / 105.25 / 102.625 / par thereafter o Redemption right during the first year at 103% o Market make-whole during the second year o Ability to call up to 10% at 103% during make-whole period on terms consistent with Existing Senior Secured Notes o Equity claw provision on terms consistent with Existing Senior Secured Notes • Make-whole / redemption premium upon acceleration (including bankruptcy) during the first four years • CommScope to have ability to redeem New Senior Secured 2L Notes at par plus accrued and unpaid interest from proceeds from asset sales • CommScope to have ability to redeem New Senior Secured 2L Notes at 102% during the first four years and at par plus accrued and unpaid interest thereafter upon a change of control transaction	• First two years 103 / 105.25 / 102.625 / par thereafter • Redemption premium upon acceleration (including bankruptcy) during the first four years
Covenants	• Same as New Senior Secured Term Loan with customary adjustments	• Same
Events of Default	• In line with Existing Senior Secured Notes, with customary changes for 2L Debt	• Same
Voting	• At least 50% for substantially all matters requiring consent, except for "sacred rights" matters that require 100% or affected holder consent, and 66 2/3% for the release of liens consistent with the Existing Senior Secured Notes, and otherwise consistent with current market for syndicated indebtedness for non-distressed borrowers/issuers	• At least 50% for substantially all matters requiring consent, except for "sacred rights" matters that require 100% or affected holder consent • In addition to sacred rights matters in Existing Senior Secured Notes, 100% or affected holder consents matters shall also include the following: o Modifying lien priority of the collateral o Modifying (1) covenants to permit designation of unrestricted subsidiaries or (2) payments for consent covenant o Releasing all or substantially all guarantees and collateral
Reporting	• Consistent with Existing Senior Secured Notes	• Same
Use of Proceeds	• N/A	• Redeem all existing 2025 Notes at par plus accrued interest

Senior Secured Term Loan due 2026 Proposal Last Company Proposal Last Bondholder AHG Proposal Form New Senior Secured 1L Debt in the form of Term Loans (the “New Senior Secured Term Loan”) Same Commitment Each member of the Bondholder AHG (and such other lenders under the 2026 TL as may be agreed, and together with the Bondholder AHG, the “Commitment Parties”) will enter into a TSA pursuant to which, among other customary agreements, the Commitment Parties will agree to: Each member of the Bondholder AHG (and such other lenders under the 2026 TL as may be agreed, and together with the Bondholder AHG, the “Commitment Parties”) will enter into a TSA pursuant to which, among other customary agreements, the Commitment Parties will agree to: Exchange all of the loans under the 2026 TL held by them for loans under the New Senior Secured Term Loan (with the related exchange offer to be made to all lenders under the 2026 TL); and Exchange all of the loans under the 2026 TL held by them for loans under the New Senior Secured Term Loan (with the related exchange offer to be made to all lenders under the 2026 TL); and Provide customary “exit consents” with respect to the 2026 TL credit agreement Provide customary “exit consents” with respect to the 2026 TL credit agreement The Commitment Parties will commit to provide additional loans under the New Senior Secured Term Loan (which may be available on a delayed-draw basis) in an amount equal to the sum of (a) the amount of 6.00% Senior Secured Notes due 2026 (the “Existing 2026 Notes”) not then held by the Commitment Parties and (b) the amount of loans under the 2026 TL not then held by the Commitment Parties Members of the Bondholder AHG will work with the Company to backstop all nonparticipating loans under the 2026 TL and notes under the Existing 2026 Notes in exchange for an adequate commitment fee to be negotiated based on final terms and economics of the exchange Commitment fee (the “Commitment Fee”) arrangements and structure, including form of payment (in cash, OID, or equity) to be agreed Amount An amount equal to the sum of (a) all loans outstanding under the 2026 TL, (b) the amount of Existing 2026 Notes not then held by the Commitment Parties, and (c) if agreed to be paid in cash or in the form of OID, an amount equal to the Commitment Fee An amount equal to the sum of (a) all loans outstanding under the 2026 TL and (b) if agreed to be paid in cash or in the form of OID, an amount equal to the commitment fee Maturity [April 1, 2029] ([3]-year extension from current maturity) Same Interest Rate S + [4.00]% ([75]bps increase from current) Same Exchange Ratio Par plus accrued interest (no discount or premium), subject to Commitment Fee arrangements above Same Call Protection [Prepayable at any time at par plus accrued] Same

Senior Secured Term Loan due 2026 Proposal (cont'd)

	Last Company Proposal	Last Bondholder AHG Proposal
Covenants	• **Key Terms**	• **Key Terms**
	• Debt/Liens:	• Debt/Liens:
	○ Unlimited unsecured debt subject to compliance with 2x Fixed Charge Coverage Ratio, available only to Issuer and Guarantors	○ Same
	○ Credit Facilities basket for (i) the existing ABL Credit Agreement or (ii) in the case of any other revolving credit facility replacing the existing ABL Credit Agreement, a revolving credit facility provided by commercial banks that provide such loans in the ordinary course of business as part of their regular business operations, in a principal amount up to the greater of (x) $750m and (y) the Borrowing Base	○ Credit Facilities basket for (i) the existing ABL Credit Agreement or (ii) in the case of any other revolving credit facility replacing the existing ABL Credit Agreement, a unitranche revolving credit facility provided by commercial banks that provide such loans in the ordinary course of business as part of their regular business operations, in a principal amount up to $750m
	○ Up to $250m incremental 2L debt (secured on a pari passu basis with liens securing the New Senior Secured 2L Notes), with the New Senior Secured 2L Notes to contain an MFN for 12 months	○ Same
	○ Up to $1b incremental 3L or other junior lien or unsecured debt	○ Up to $500m incremental 3L or other junior lien or unsecured debt, which may only be used by Issuer and Guarantors
	○ Non-guarantor debt limited to $100m available only for foreign subsidiaries in the ordinary course of business	○ Same
	○ $300m general debt basket only to be utilized by Issuer and Guarantors on an unsecured basis	○ Same
	• Restricted Payments/Permitted Investments:	• Restricted Payments/Permitted Investments:
	○ Payments on unsecured debt (and, with respect to the New Senior Secured Term Loan and New Senior Secured 1L Notes, 2L debt (collectively, "Junior Debt")) to also constitute Restricted Payments; provided that:	○ Same
	— interest may be paid on Junior Debt;	— Same
	— Junior Debt may be repaid at maturity;	— Same
	— Junior Debt may be repurchased with the proceeds from preferred or common equity offerings;	— Same, subject to Restricted Payments on new preferred below
	— for the avoidance of doubt, Junior Debt may be refinanced using available debt capacity;	— Same
	— subject to the Asset Sale covenant, Asset Sale proceeds may be used to repurchase Junior Debt; and	— Same, subject to Asset Sale provisions below
	— there will be a $950m basket for repurchases of Junior Debt at or below par	— Not agreed
	○ (1) $350m plus (2) 50% of CNI from the issue date, plus (3) other items listed in the precedent, which may only be used for repurchases of Junior Debt at or below par	○ (1) $300m plus (2) 50% of CNI from the issue date; both the starter basket and the 50% CNI builder may only be used for repurchases of Junior Debt at or below par
	○ Unrestricted Subsidiaries not permitted (all subsidiaries are Restricted Subsidiaries)	○ Same
	○ Investments in Non-Guarantor Restricted Subsidiaries permitted without cap	○ Same, but may only be used for investments in foreign subsidiaries in the ordinary course of business for a bona fide business purpose
	○ Payments on Preferred Stock generally not permitted, provided that:	○ Same
	— for the avoidance of doubt, PIK payments are OK; and	— Same
	— cash payments are permitted on new Preferred Stock issued, the proceeds of which are used to reduce debt	— Same, so long as proceeds are exclusively used to reduce debt, subject to limit of $[TBD]m (Company to propose limit)
	○ $100m general restricted payments basket	○ No general restricted payment basket and payments to common equity are not permitted under any basket
	○ Excluded Contribution capacity is reset to zero and only Excluded Contribution capacity is from net cash proceeds from the sale of equity interests or contributions to common equity of CommScope Holding Company, Inc. (rather than the Issuer) by a third party	○ Same

Senior Secured Term Loan due 2026 Proposal (cont'd)

	Last Company Proposal	Last Bondholder AHG Proposal
Covenants (cont'd)	• <u>Key Terms</u> • Asset Sales: ○ During the reinvestment period the Company may use Net Cash Proceeds to repay debt, invest in a Similar Business, or invest in replacement assets, other than OWN/DAS Proceeds ○ 12-month reinvestment period ○ Of the Net Cash Proceeds used during the reinvestment period for debt repayment, at least 55% must be used to purchase 1L debt on a pro rata basis at par plus accrued interest, and the remaining 45% may be used to purchase Junior Debt at or below par plus accrued interest ○ 100% of the net cash proceeds from the sale of OWN/DAS must be applied to prepay/redeem the New Senior Secured 1L Notes and New Senior Secured Term Loan together on a pro rata basis at par plus accrued interest • Other ○ No payment for consents covenant ○ Liability Management Transactions utilizing available indebtedness and investment capacity are largely restricted, with "Liability Management Transaction" defined as any refinancing, retirement, exchange, extension, repurchase, or defeasance of any existing Indebtedness of the Issuer or any of its Subsidiaries with any other Indebtedness (or the proceeds of any other Indebtedness) of the Issuer or any of its Subsidiaries	• <u>Key Terms</u> • Asset Sales: ○ Same ○ 6 months reinvestment period, with additional 180 days if binding agreement within initial 6-month period ○ Of the Net Cash Proceeds used during the reinvestment period for debt repayment, at least 75% must be used to purchase 1L debt on a pro rata basis at par plus accrued interest, and the remaining 25% may be used to purchase Junior Debt at or below par plus accrued interest ○ Same • Other ○ Payment for consents covenant to be added ○ Same
Events of Default	• Generally, in line with existing Senior Secured Term Loan	○ Same
Voting	• At least 50% for substantially all matters requiring consent, except for "sacred rights" matters that require 100% or affected holder consent, and otherwise consistent with current market for syndicated indebtedness for non-distressed borrowers	• At least 50% for substantially all matters requiring consent, except for "sacred rights" matters that require 100% or affected lender consent • In addition to sacred rights matters in 2026 TL, 100% or affected lender consents matters shall also include the following: ○ Modifying lien priority of the collateral or payment priority of the obligations ○ Modifying (1) covenants to permit designation of unrestricted subsidiaries or (2) payments for consent covenant
All Other Terms	• To be mutually agreed upon by the Issuer and the Bondholder AHG, but expected to remain generally consistent with existing Senior Secured Term Loan	• Same

Senior Secured Notes due 2026 Proposal Last Company Proposal Last Bondholder AHG Proposal Form New Senior Secured 1L Debt in the form of Notes, with 144A, Reg S, and IAI CUSIP (the “New Senior Secured 1L Notes”) Same Transaction Each member of the Bondholder AHG will enter into a TSA pursuant to which, among other customary agreements, each member will agree to: Each member of the Bondholder AHG will enter into a TSA pursuant to which, among other customary agreements, each member will agree to: Exchange all of the Existing 2026 Notes held by them for New Senior Secured 1L Notes (with the related exchange offer (the “2026 Notes Exchange Offer”) to be made to all holders of the Existing 2026 Notes); Exchange all of the Existing 2026 Notes held by them for New Senior Secured 1L Notes (with the related exchange offer to be made to all holders of the Existing 2026 Notes); Provide customary “exit consents” (including the release of all collateral) with respect to the Existing 2026 Notes indenture; and Members of the Bondholder AHG will work with the Company to backstop all nonparticipating loans under the 2026 TL and notes under the Existing 2026 Notes in exchange for an adequate commitment fee to be negotiated based on final terms and economics of the exchange Provide consents under the Longer-Dated Notes and under the 2026 TL as may be reasonably necessary or advisable to ensure consummation of the transactions contemplated by this proposal Provide customary “exit consents” (including the release of all collateral) with respect to the Existing 2026 Notes indenture; 4.75% Senior Secured Notes due 2029 would consent to this transaction subject to the corresponding indenture being amended to have the same covenants as the New Senior Secured 1L Notes (other than repayment with proceeds from OWN/DAS sale, which will only apply to New Senior Secured Term Loan and New Senior Secured 1L Notes); and Subject to legal diligence, consents under the other Longer-Dated Notes are not required Amount An amount equal to the Existing 2026 Notes accepted for exchange in the 2026 Notes Exchange Offer An amount equal to the sum of (a) all notes outstanding under the Existing 2026 Notes and (b) if agreed to be paid in cash or in the form of OID, an amount equal to the commitment fee Maturity [March 1, 2029] ([3]-year extension from current maturity) Same Interest Rate [8.50]% ([250]bps increase from current) Same Exchange Ratio Par plus accrued interest (no discount or premium) Same

Senior Secured Notes due 2026 Proposal (cont'd)

	Last Company Proposal	Last Bondholder AHG Proposal

Call Protection	• NC1 / 104.25 / 102.125 / par thereafter
	  ◦ Redemption right during the first year at 103%
	  ◦ Equity claw provision on terms consistent with Existing Senior Secured Notes
	• Make-whole / redemption premium upon acceleration (including bankruptcy) during the first three years
	• CommScope to have ability to redeem New Senior Secured 1L Notes at par plus accrued and unpaid interest from proceeds from asset sales
	• CommScope to have ability to redeem New Senior Secured 1L Notes at 102% during the first three years and at par plus accrued and unpaid interest thereafter upon a change of control transaction
		• First two years 103 / 104.25 / 102.125 / par thereafter
		• Redemption premium upon acceleration (including bankruptcy) during the first four years
		• CommScope to have the requirement to use 100% of the net proceeds from the sale of OWN/DAS to repurchase the New Senior Secured 1L Notes due 2029 on a pro rata basis with the New Senior Secured Term Loan due 2029 at par plus accrued interest (for the avoidance of doubt, not subject to call premiums)

Covenants	• Same as New Senior Secured Term Loan with customary adjustments	• Same
Events of Default	• In line with Existing Senior Secured Notes	• Generally, in line with Existing Senior Secured Notes except to have cross-default provisions to existing secured and unsecured debt (instead of cross-acceleration)

Voting	• At least 50% for substantially all matters requiring consent, except for "sacred rights" matters that require 100% or affected holder consent, and 66 2/3% for the release of liens consistent with the Existing Senior Secured Notes, and otherwise consistent with current market for syndicated indebtedness for non-distressed borrowers/issuers	• At least 50% for substantially all matters requiring consent, except for "sacred rights" matters that require 100% or affected holder consent
		• In addition to sacred rights matters in Existing Senior Secured Notes, 100% or affected holder consents matters shall also include the following:
		  ◦ Modifying lien priority of the collateral
		  ◦ Modifying (1) covenants to permit designation of unrestricted subsidiaries or (2) payments for consent covenant
		  ◦ Releasing all or substantially all guarantees and collateral

All Other Terms	• To be mutually agreed upon by the Issuer and the Bondholder AHG but expected to remain generally consistent with Existing Senior Secured Notes	• Same